  ASA
Gold and Precious Metals Limited

Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the Investment Company Act of 1940 require the Company’s directors, officers and persons who beneficially own more than 10 percent of the Company’s Common Shares to file reports of ownership of the Company’s Common Shares and changes in such ownership on Forms 3, 4, and 5 with the Commission. Such persons are required by SEC regulations to furnish the Company with copies of all such filings. Based solely upon a review of the copies ofsuch forms furnished and except as noted below, the Companydoes not know of any director,officer or person who beneficially owns more than 10 percent of the Company’s Common Shares who,during the Company’s last fiscal year, failed to file on a timely basis the required reports.

Three Canal Plaza, Suite 600
Portland, ME, U.S.A. 04101